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                                                                EXHIBIT 23.1
                                                                ------------

                       CONSENT OF INDEPENDENT AUDITORS
                       -------------------------------


We consent to the incorporation by reference in the Registration Statements (Nos. 2-98469, 33-15698, 33-38041,33-46997, 33-46998, 33-58159, 333-18671,
333-60735, 333-83207, and 333-57988) of Falcon Products, Inc., of our
reports dated December 17, 2002, with respect to the consolidated financial statements and schedules of Falcon Products, Inc. incorporated by reference or included in this Form 10-K for the year ended November 2, 2002.


/s/ERNST & YOUNG, LLP


St. Louis, Missouri,
January 24, 2003